Change Healthcare Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

Exhibit 10.8

Final Form

REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of March 1, 2017, by and among Change Healthcare LLC (f/k/a PF2 NewCo LLC), a Delaware limited liability company (together with its successors and assigns, the “Company”), Change Healthcare Intermediate Holdings, LLC (f/k/a PF2 NewCo Intermediate Holdings, LLC), a Delaware limited liability company, Change Healthcare Holdings, LLC (f/k/a PF2 NewCo Holdings, LLC), a Delaware limited liability company, Change Healthcare Holdings, Inc., a Delaware corporation, Change Healthcare Operations, LLC, a Delaware limited liability company, Change Healthcare Solutions, LLC, a Delaware limited liability company, Change Healthcare Finance, Inc., a Delaware corporation, McKesson Technologies LLC, a Delaware limited liability company, PST Services LLC, a Georgia limited liability company (collectively, the “Company Parties”), the MCK Members (as defined below), the Sponsor Holders (as defined below), HCIT Holdings, Inc., a Delaware corporation (“Echo”) and any other Person who becomes a party hereto (the “Echo Shareholders”).

WITNESSETH:

WHEREAS, the Holders (as defined below) own Registrable Securities (as defined below); and

WHEREAS, the parties desire to set forth certain registration rights applicable to the Registrable Securities.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises, covenants and agreements of the parties hereto, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Definitions. Capitalized terms used in this Agreement but not defined herein shall have the meanings ascribed to them in the Amended and Restated Limited Liability Company Agreement of the Company dated as of March 1, 2017 (the “LLC Agreement”). As used in this Agreement, the following terms have the following respective meanings, and for the avoidance of doubt the following respective meanings shall be used in the case of any conflicts with meanings ascribed in the LLC Agreement:

1.1. “Blackstone Holders” means any Holder identified under the caption “Blackstone Holders” on Exhibit A and their respective Permitted Transferees.

1.2. “Board Resolution” means a resolution of the board of directors of Echo that is approved by a resolution of the board of directors of the Company.

1.3. “Common Stock” means the common stock of Echo.

1.4. “Company Indemnitees” has the meaning set forth in Section 2.7(a).

Change Healthcare Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

1.5. “Demand Exercise Notice” has the meaning set forth in Section 2.1(a).

1.6. “Demand Registration” has the meaning set forth in Section 2.1(g).

1.7. “Echo Shareholders” has the meaning set forth in the preamble.

1.8. “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time.

1.9. “Exercise Window” means, (a) as to Holders who are MCK Members (or their Permitted Transferees), any period of time during which the MCK Members (or their Permitted Transferees) may Transfer Units or Registrable Securities, as applicable, pursuant to the exercise of registration rights as set forth in Section 9.01(b) of the LLC Agreement and (b) as to Holders who are Echo Shareholders (or their Permitted Transferees) (including the Sponsor Holders), any period of time during which Echo Shareholders may Transfer Units or Registrable Securities, as applicable, pursuant to the exercise of registration rights as set forth in Section 9.01(b) of the LLC Agreement.

1.10. “FINRA” means The Financial Industry Regulatory Authority, Inc.

1.11. “H&F Holders” means any Holder identified under the caption “H&F Holders” on Exhibit A and their respective Permitted Transferees.

1.12. “Holder” means any MCK Member or Echo Shareholder holding Registrable Securities.

1.13. “Holder Demand” has the meaning set forth in Section 2.1(a).

1.14. “indemnified party” means any Person seeking indemnification pursuant to Section 2.7.

1.15. “indemnifying party” means any Person from whom indemnification is sought pursuant to Section 2.7.

1.16. “Losses” has the meaning set forth in Section 2.7(a).

1.17. “MCK Member” has the meaning set forth in the LLC Agreement; provided such MCK Member then holds Registrable Securities.

1.18. “Majority Participating Holders” means Participating Holders holding more than 50% of the Registrable Securities proposed to be included in any offering of Registrable Securities by such Participating Holders pursuant to Section 2.1 or Section 2.2; provided, that (a) during the First Echo Sale Window, “Majority Participating Holders” shall mean the Blackstone Holders, (b) during the MCK Exit Window, “Majority Participating Holders” shall mean the MCK Members, (c) during the Second Echo Sale Window, “Majority Participating Holders” shall be determined without reference to any MCK Members participating in such offering and (d) in the event that an H&F Holder is

Change Healthcare Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

the Holder making a Holder Demand in any offering pursuant to Section 2.1 (including any Shelf Underwriting) initiated on or after the Restriction End Date, “Majority Participating Holders” shall mean the H&F Holders unless and until the H&F Holders have been the Majority Participating Holders in one (1) offering pursuant to this clause (d); provided, that if the H&F Holders have not yet had the opportunity to participate in any Holder Demand pursuant to Section 2.1(b) or any incidental registration pursuant to Section 2.2 prior to the Restriction End Date, in the event that an H&F Holder is the Holder making a Holder Demand in any offering pursuant to Section 2.1 (including any Shelf Underwriting) initiated on or after the Restriction End Date, “Majority Participating Holders” for purposes of this clause (d) shall mean the H&F Holders unless and until the H&F Holders have been the Majority Participating Holders in two (2) offerings pursuant to this clause (d).

1.19. “Participating Holders” means any Holder participating in any offering of Registrable Securities pursuant to Section 2.1 or Section 2.2.

1.20. “Postponement Period” has the meaning set forth in Section 2.1(i).

1.21. “Registrable Securities” means any of the following when held by an MCK Member or an Echo Shareholder (or their respective Permitted Transferees): (i) any Common Stock held by the MCK Members or the Echo Shareholders (or their respective Permitted Transferees) (including Common Stock acquired after the effective date of the Agreement, pursuant to an Exchange or otherwise) and (ii) any Common Stock into which Units held by the MCK Members (or their respective Permitted Transferees) are exchangeable pursuant to Section 2.3 hereof and Article 9 and Section 11.04(f) of the LLC Agreement. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (a) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (b) such securities shall have been sold pursuant to Rule 144 under the Securities Act or (c) the Holder of such securities is able to immediately sell such securities under Rule 144 under the Securities Act without any restrictions on transfer (including without application of paragraphs (c), (d), (e), (f) and (h) of Rule 144); provided, however, in the case of each of the Sponsor Holders and the MCK Members, such securities shall not cease to be Registrable Securities prior to the later of (i) the expiration of the Second Echo Sale Window and (ii) such time as such Sponsor Holder, together with its Affiliates, beneficially owns less than 2% of the outstanding shares of Common Stock, together with any Units exchangeable into Common Stock.

1.22. “Registration Expenses” means all fees and expenses incurred in connection with the Company’s and Echo’s performance of or compliance with Section 2 hereof, including, without limitation, (i) all registration, filing and applicable SEC fees, FINRA fees, listing fees, and fees and expenses of complying with state or foreign securities or blue sky laws (including fees and disbursements of counsel to the underwriters and the Participating Holders in connection with “blue sky” qualification of the Registrable Securities and determination of their eligibility for investment under the laws of the various jurisdictions), (ii) all printing (including printing certificates for the Registrable Securities

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in a form eligible for deposit with The Depository Trust Company and printing preliminary and final prospectuses), word processing, duplicating, telephone and facsimile expenses, and messenger and delivery expenses, (iii) all fees and disbursements of counsel for the Company and/or Echo and of their respective independent public accountants, including the expenses of “cold comfort” letters or any special audits required by, or incident to, such registration and the fees and expenses of any other independent public accountant that is requested to provide “cold comfort” on financial statements required to be included in the registration statement, (iv) all fees and expenses of counsel to Echo and to the Holders, including a local counsel if required, (v) all transfer taxes and (vi) all expenses incurred in connection with promotional efforts or “roadshows”; provided, however, that Registration Expenses shall exclude, and the Participating Holders shall pay, underwriting discounts and commissions in respect of the Registrable Securities being registered for such Participating Holders.

1.23. “Restriction End Date” means the first date on which either clause (vii) or clause (viii) of Section 9.01(b) of the LLC Agreement is applicable.

1.24. “SEC” means the Securities and Exchange Commission.

1.25. “Section 2.2 Sale Amount” has the meaning set forth in Section 2.2(c).

1.26. “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time.

1.27. “Shelf Registrable Securities” has the meaning set forth in Section 2.1(j).

1.28. “Shelf Registration Statement” has the meaning set forth in Section 2.1(j).

1.29. “Shelf Underwriting” has the meaning set forth in Section 2.1(j).

1.30. “Shelf Underwriting Notice” has the meaning set forth in Section 2.1(j).

1.31. “Shelf Underwriting Request” has the meaning set forth in Section 2.1(j).

1.32. “Sponsor Holders” means, collectively, the Blackstone Holders and the H&F Holders.

1.33. “WKSI” means a well-known seasoned issuer, as defined in Rule 405 of the Securities Act.

Section 2. Registration Under Securities Act.

2.1. Registration on Demand.

(a) Demand. Subject to the provisions of this Agreement and the LLC Agreement, at any time and from time to time during an Exercise Window, one or more Holders shall have the right to require Echo to effect the registration under the Securities Act of all or part of the Registrable Securities held by such Holders, including by means of

Change Healthcare Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

a shelf registration statement pursuant to Rule 415 under the Securities Act if so requested and if Echo is then eligible to use such registration (any such demanded registration that is not an IPO Demand, a “Demand Registration”), by delivering a written request therefor to Echo that specifies the number of Registrable Securities held by such Holders to be registered and the intended method of distribution thereof (such a request, a “Holder Demand”). As promptly as practicable, but no later than two (2) Business Days after receipt of a Holder Demand, Echo shall give written notice (the “Demand Exercise Notice”) of the Holder Demand to the Company and all other Holders. Such Holders shall have the option, within five (5) Business Days after the receipt of the Demand Exercise Notice, to request, in writing, that Echo include in such registration any Registrable Securities held by such Holder (which request shall specify the maximum number of Registrable Securities intended to be disposed of by such Holder). If Echo is a WKSI on the date of the Holder Demand, then the Holder Demand may request registration of an unspecified amount of Registrable Securities to be sold by the unspecified Holders. If Echo is not a WKSI on the date of the Holder Demand, then the Holder Demand shall specify the aggregate amount of Registrable Securities to be registered. Echo shall provide to a Holder the information necessary to determine Echo’s status as a WKSI upon request. To the extent Echo is a WKSI at the time any Holder Demand is made to Echo, and such Holder Demand requests that Echo file an automatic shelf registration statement (as defined in Rule 415 under the Securities Act) (an “automatic shelf registration statement”) on Form S-3, Echo shall file an automatic shelf registration statement that covers those Registrable Securities which are requested to be registered or, if requested, an unspecified amount of Registrable Securities. Echo shall use its reasonable best efforts to remain a WKSI (and not become an ineligible issuer (as defined in Rule 415 under the Securities Act)) during the period during which such automatic shelf registration statement is required to remain effective. If the automatic shelf registration statement has been outstanding for at least three (3) years, at the end of the third year Echo shall upon request refile a new automatic shelf registration statement covering the Registrable Securities. If at any time when Echo is required to re-evaluate its WKSI status, Echo determines that it is not a WKSI, Echo shall use its reasonable best efforts to refile the shelf registration statement on Form S-3 and, if such form is not available, Form S-1, and keep such registration statement effective during the period during which such registration statement is required to be kept effective. Echo shall, as expeditiously as reasonably possible, file a registration statement (the “Demand Registration Statement”) with the SEC for the registration of the Registrable Securities which Echo has been requested by Holders to register pursuant to this Section 2.1 and to use its reasonable best efforts to cause the Demand Registration Statement to be promptly (and in any case within 60 days after filing such Demand Registration Statement) declared effective under the Securities Act. Echo shall use its reasonable best efforts to effect the registration of Registrable Securities for distribution in accordance with the intended method of distribution set forth in a written request delivered by the Majority Participating Holders or, in the case of a Shelf Registration Statement, any Holder.

(b) Limitations on the Holders During Specified Periods; Tag-Along Rights.

Change Healthcare Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

(i) For the avoidance of doubt, (A) no Holder may exercise registration rights hereunder in connection with a Qualified IPO (including any Tag-Along Right (as defined below)), (B) during the First Echo Sale Window: (i) only the Blackstone Holders shall be permitted to request any Demand Registration pursuant to this Agreement and (ii) the Echo Shareholders that are not Blackstone Holders and the MCK Members shall both be permitted to exercise rights under Section 2.1(b)(ii), (C) during an MCK Exit Window, the Echo Shareholders shall not be permitted to request any Demand Registration pursuant to this Agreement and the Echo Shareholders shall be permitted to exercise rights under Section 2.1(b)(iii), and (D) during the Second Echo Sale Window: (i) only the Sponsor Holders shall be permitted to request any Demand Registration pursuant to this Agreement and the MCK Members and any Echo Shareholders that do not participate in such demand shall be permitted to exercise rights under Section 2.1(b)(iv).

(ii) During the First Echo Sale Window, the Blackstone Holders shall only be permitted to make a Holder Demand for one or more underwritten offerings and the Echo Shareholders that are not Blackstone Holders and the MCK Members (and their Permitted Transferees) (in each case, a “Tagging Seller”) shall have the right, but not the obligation (a “Tag-Along Right”), to require Echo to include in the Demand Registration up to an aggregate number of shares of Common Stock representing each Tagging Seller’s Tag-Along Portion (such shares, the “Tag-Along Shares”), subject to Section 2.1(h) and Section 2.1(k). For the purposes of this Agreement, subject to Section 2.1(k), “Tag-Along Portion” means, with respect to any Tagging Seller, a number of shares of Common Stock equal to (A) the number of Registrable Securities owned by such Tagging Seller at such time, multiplied by (B) a fraction, (1) the numerator of which is the number of shares of Common Stock proposed to be registered in the Demand Registration by the Blackstone Holders, and (2) the denominator of which is the aggregate number of shares of Registrable Securities held by all Blackstone Holders prior to giving effect to any Exchange associated with such Demand Registration or any sales of Registrable Securities pursuant to such Demand Registration.

(iii) During an Exercise Window that is within the MCK Exit Window, the MCK Members shall only be permitted to make a Holder Demand for one or more underwritten offerings and the Echo Shareholders (in this case, the “Tagging Sellers”) shall have the right, but not the obligation, to require Echo to include in the Demand Registration up to an aggregate number of shares of Common Stock representing each Tagging Seller’s Tag-Along Portion, subject to Section 2.1(h) and Section 2.1(k); provided, that the defined terms “Tagging Seller,” “Tag-Along Right” and “Tag-Along Shares” shall be used, as applicable, to refer to the Echo Shareholders and their Registrable Securities, mutatis mutandis. For the purposes of this Section 2.1(b)(iii), subject to Section 2.1(k), “Tag-Along Portion” means, with respect to any Tagging Seller, a number of shares of Common Stock equal to (A) the number of Registrable Securities owned by such Tagging Seller at such time, multiplied by (B) a fraction, (1) the numerator of which is the number of shares of Common Stock proposed to be registered in the Demand

Change Healthcare Inc. has requested confidential treatment of this registration statement and associated correspondence

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Registration by the MCK Members, and (2) the denominator of which is the aggregate number of shares of Registrable Securities held by all MCK Members prior to giving effect to any Exchange associated with such Demand Registration or any sales of Registrable Securities pursuant to such Demand Registration.

(iv) In any Holder Demand not described in Section 2.1(b)(ii) or Section 2.1(b)(iii) above, any Holder that did not participate in such Holder Demand (and their Permitted Transferees) (in this case, the “Tagging Sellers”) shall have the right, but not the obligation, to require Echo to include in the Demand Registration such number of shares of Common Stock as each such Holder may request in writing, subject to Section 2.1(h) and Section 2.1(k).

(c) Registration Statement Form. Registrations under this Section 2.1 shall be on such appropriate form of the SEC (i) as shall be selected by Echo and as shall be reasonably acceptable to the Majority Participating Holders and (ii) as shall permit the disposition of such Registrable Securities in accordance with the intended method or methods of disposition specified in such Participating Holders’ requests for such registration, including, without limitation, a continuous or delayed basis offering pursuant to Rule 415 under the Securities Act. Echo agrees to include in any such registration statement all information which, in the opinion of counsel to Echo, is necessary or desirable to be included therein.

(d) Expenses. The Company shall pay, and shall be responsible for, all Registration Expenses in connection with any registration requested or offering effected pursuant to this Section 2.1, including all expenses of the delivery of all documents required under Section 2.4(a)(vi).

(e) Selection of Underwriters. The underwriters of each underwritten offering of the Registrable Securities pursuant to this Section 2.1 shall be selected by the Majority Participating Holders; provided, that, except in the case of a “block trade,” such selection is subject to the consent of Echo (which is not to be unreasonably withheld).

(f) Right to Withdraw; Option to Participate in Shelf Takedowns. Subject to Section 2.1(j), any Participating Holder shall have the right to withdraw its request for inclusion of Registrable Securities in any registration statement pursuant to this Section 2.1 at any time prior to the effective date of such registration statement by giving written notice to Echo of its request to withdraw. Upon receipt of notices from each of the Participating Holders to withdraw their request for inclusion of Registrable Securities in any registration statement, Echo shall cease all efforts to obtain effectiveness of the applicable registration statement. In the event that any Holder has requested inclusion of Registrable Securities in a shelf registration, the Holder shall have the right, but, subject to Section 2.1(j), not the obligation, to participate in any offering of Registrable Securities under such shelf registration.

Change Healthcare Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

(g) Limitations on Registration on Demand. Following the Restriction End Date, Echo shall not be required to have a registration statement declared effective pursuant to a Demand Registration until at least 90 days after the effective date of any other registration statement filed by Echo pursuant to a previous Demand Registration. The aggregate offering value of the Registrable Securities to be registered pursuant to any such registration shall be at least $100 million (determined as of the date the Holder Demand is made), unless the registration demand is for the balance of the Registrable Securities held by the applicable Holder making a Holder Demand and its Affiliates.

(h) Priority in Registrations on Demand. Whenever Echo effects a registration pursuant to this Section 2.1 in connection with an underwritten offering by Holders, no securities other than Registrable Securities held by Holders shall be included among the securities covered by such registration unless the Majority Participating Holders consent in writing to the inclusion therein of such other securities and the inclusion of such other securities does not reduce the amount of Registrable Securities that may be included in such offering by the Participating Holders, which consent may be subject to terms and conditions determined by the consenting Holders in their sole discretion. If any registration pursuant to a Holder Demand involves an underwritten offering and the managing underwriter(s) of such offering shall inform Echo in writing of its belief that the number of Registrable Securities requested to be included in such registration pursuant to this Section 2.1, when added to the number of any such other securities permitted to be offered in such registration, would materially adversely affect such offering, or if, in the case of an offering during the First Echo Sale Window, an MCK Exit Window or the Second Echo Sale Window, the Majority Participating Holders in their sole discretion shall determine that the inclusion of such additional securities would materially adversely affect such offering, then, subject to the last sentence of this Section 2.1(h), the Participating Holders shall be entitled to participate only on a pro rata basis based on the number of Registrable Securities held by each such Participating Holder; provided, that if such offering is conducted during the First Echo Sale Window, an MCK Exit Window (but only in respect of the first Demand Registration requested by any MCK Member during the MCK Exit Window) or the Second Echo Sale Window, then, subject to Section 2.1(k), the number of Registrable Securities included in such Demand Registration by the Tagging Sellers shall be reduced at the sole discretion of the Majority Participating Holders prior to any reduction in the number of Registrable Securities included in such Demand Registration by the Majority Participating Holders.

(i) Postponement. If the filing, initial effectiveness or continued use of a registration statement required to be prepared and filed by it pursuant to this Section 2.1 at any time would require Echo to make an Adverse Disclosure, Echo shall be entitled, pursuant to a Board Resolution, once in any twelve-month period, to postpone for a reasonable period of time (but not exceeding 90 days) (the “Postponement Period”) the filing, initial effectiveness or continued use of such registration statement; provided, that no such Postponement Period shall extend the length of any Exercise Window. In such event, Echo shall immediately give the Participating Holders written notice of such determination, containing a specific statement of the reasons for such postponement and an approximation of the anticipated delay, and, after receipt of such notice, such Participating Holders agree to suspend use of the applicable registration statement until the end of the Postponement Period. Echo shall immediately notify such Participating Holders in writing upon the expiration of any Postponement Period, amend or supplement the registration statement (and the included prospectus), if necessary, so it does not contain

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any untrue statement or omission and furnish to the Participating Holders such numbers of copies of such registration statement as so amended or supplemented as the Participating Holders may reasonably request. “Adverse Disclosure” means public disclosure of material non-public information that, in the good faith judgment of Echo, upon advice of counsel and as authorized by a Board Resolution, would require premature disclosure of any material financing, material corporate reorganization or other material transaction, obligation, fact or event involving Echo or the Company, as the case may be.

(j) Shelf Takedowns. In the event that Echo files a shelf registration statement under Rule 415 of the Securities Act pursuant to a Holder Demand and such registration becomes effective (such registration statement, a “Shelf Registration Statement”), any Holder of Registrable Securities registered on such Shelf Registration Statement shall have the right at any time or from time to time to elect to sell Registrable Securities in an underwritten offering, including a “block trade” conducted as an underwritten offering, pursuant to such registration statement (“Shelf Registrable Securities”) or in any other manner contemplated by the “Plan of Distribution” in such registration statement. Any Holder making a Holder Demand may make such election by delivering to Echo a written request (a “Shelf Underwriting Request”) for such underwritten offering to Echo specifying the number of Shelf Registrable Securities that such Holder desires to sell pursuant to such underwritten offering (the “Shelf Underwriting”). As promptly as practicable, but no later than two (2) Business Days after receipt of a Shelf Underwriting Request (or, in the case of a “block trade,” such shorter period as is reasonably practicable), Echo shall give written notice (the “Shelf Underwriting Notice”) of such Shelf Underwriting Request to all Holders of Shelf Registrable Securities, and the Shelf Underwriting Notice shall offer each Holder the opportunity to include in the Shelf Underwriting that number of Registrable Securities as each such Holder may request in writing in accordance with this Section 2.1(j). Echo shall include in such Shelf Underwriting (x) the Shelf Registrable Securities of the Holders making the Shelf Underwriting Request and (y) the Shelf Registrable Securities of any other Holder of Shelf Registrable Securities which shall have made a written request to Echo for inclusion in such Shelf Underwriting (which request shall specify the maximum number of Shelf Registrable Securities intended to be disposed of by such Holder) (such persons, “Potential Takedown Participants”) within three (3) Business Days after the Shelf Underwriting Notice has been delivered (or, in the case of a “block trade,” one (1) Business Day). If such Shelf Underwriting is being conducted as a “block trade,” any Potential Takedown Participant’s request to participate in such Shelf Underwriting shall be binding on the Potential Takedown Participant; provided that each such Potential Takedown Participant that elects to participate may condition its participation on such Shelf Underwriting being completed within ten (10) Business Days and/or its acceptance at a price per share (after giving effect to any underwriters’ discounts or commissions) to such Potential Takedown Participant of not less than ninety two percent (92%) (or such lesser percentage specified by such Potential Takedown Participant) of the closing price for the shares of Common Stock on their principal trading market on the Business Day immediately prior to such Potential Takedown Participant’s election to participate. Echo shall, as expeditiously as possible, use its reasonable best efforts to facilitate such Shelf Underwriting. Once a Shelf Registration Statement has been declared effective, the Holders of Registrable Securities may request, and Echo shall be required to facilitate, an unlimited

Change Healthcare Inc. has requested confidential treatment of this registration statement and associated correspondence

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number of Shelf Underwritings with respect to such Shelf Registration Statement; provided, however, that Echo shall not be required to facilitate a Shelf Underwriting until at least 90 days after the later of the date of the underwriting agreement in any prior Shelf Underwriting effected pursuant to this Section 2.1(j) and the effective date of any previous Demand Registration Statement pursuant to this Section 2.1. Notwithstanding anything to the contrary in this Section 2.1(j), (A) each Shelf Underwriting must include, in the aggregate (based on the shares of Common Stock included in such Shelf Underwriting by all Holders participating in such Shelf Underwriting), shares of Common Stock having an aggregate market value of at least $100 million (determined as of the date the Shelf Underwriting Request is made), unless the Shelf Underwriting is of the balance of the Registrable Securities held by the applicable Holder making a Holder Demand and its Affiliates and (B) each Shelf Underwriting is subject to Section 2.1(k).

(k) H&F Priority Sale Right. Anything in this Agreement to the contrary notwithstanding, in any underwritten offering pursuant to this Section 2.1 or Section 2.2 in which the H&F Holders are participating and that is initiated prior to the two-year anniversary of the Restriction End Date (an “H&F Priority Offering”), the number of Registrable Securities that the Blackstone Holders, the H&F Holders and the other Holders shall be entitled to include in such offering (including any Shelf Underwriting) shall, subject to Section 2.1(h) or 2.2(c), as applicable (as modified by the immediately succeeding sentence), be determined as follows: (i) if the Blackstone Holders are the Holders making a Holder Demand, then (A) the Tag-Along Portion of the H&F Holders will be that percentage that would result in the H&F Holders being able to sell in such offering a number of Registrable Securities equal to (x) the number of Registrable Securities being sold by the Blackstone Holders in such offering or (y) if the H&F Holders own Registrable Securities with an aggregate market value of less than $100 million (determined as of the date the relevant Demand Exercise Notice, Shelf Underwriting Request or Incidental Registration Notice (as defined below), as applicable, is delivered), then all of the Registrable Securities owned by the H&F Holders and (B) the Tag-Along Portion of each other Tagging Seller will equal the greater of (x) the Tag-Along Portion of such Tagging Seller determined without giving effect to this Section 2.1(k) and (y) a number of shares of Common Stock equal to (A) the aggregate number of shares of Registrable Securities owned by such Tagging Seller at such time multiplied by (B) a fraction, (1) the numerator of which is the aggregate number of shares of Common Stock proposed to be included in such offering by the Blackstone Holders and the H&F Holders and (2) the denominator of which is the aggregate number of Registrable Securities owned by the Blackstone Holders and the H&F Holders at such time, (ii) if the H&F Holders are the Holders making a Holder Demand, then (A) the Tag-Along Portion of the Blackstone Holders will be that percentage that would result in the Blackstone Holders being able to sell in such offering a number of Registrable Securities equal to the number of Registrable Securities being sold by the H&F Holders in such offering and (B) the Tag-Along Portion of each other Tagging Seller will equal a number of shares of Common Stock equal to (A) the aggregate number of shares of Registrable Securities owned by such Tagging Seller at such time multiplied by (B) a fraction, (1) the numerator of which is the aggregate number of shares of Common Stock proposed to be included in such offering by the H&F Holders and the Blackstone Holders and (2) the denominator of which is the aggregate number of Registrable Securities owned by the H&F Holders and the Blackstone Holders at such time

Change Healthcare Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

and (iii) if the Holder making a Holder Demand is not an H&F Holder or a Blackstone Holder or the offering is pursuant to Section 2.2, then the number of Registrable Securities that the Blackstone Holders and the H&F Holders shall be entitled to include in such offering shall be aggregated for purposes of determining (A) the Tag-Along Portion for the Blackstone Holders and/or the H&F Holders, as applicable, and (B) for determining the number of Registrable Securities that may be sold by the Blackstone Holders and the H&F Holders under any circumstances when the proviso in Section 2.1(h) is applicable and (x) then allocated to the Blackstone Holders and the H&F Holders in accordance with their respective Allocation Percentages (as defined below) and (y) to the extent that the H&F Holders do not request the inclusion of all of the Registrable Securities they are entitled to include in such offering pursuant to clause (x), then the number of Registrable Securities the Blackstone Holders shall be entitled to include in such offering shall be increased by the amount that the H&F Holders could have included pursuant to clause (x) but chose not to, provided that under no circumstances will the Blackstone Holders be entitled to include pursuant to this clause (iii) a number of Registrable Securities that exceeds the number they could have included but for this Section 2.1(k). Anything in Section 2.1(h) or 2.2(c) to the contrary notwithstanding, in the event of any H&F Priority Offering in which the number of Registrable Securities offered by the Holders will be cut back pursuant to Section 2.1(h) or 2.2(c) then, (1) the aggregate amount of Registrable Securities that may be offered and sold by the Blackstone Holders and the H&F Holders for purposes of such Section shall be determined on an aggregate basis treating the Blackstone Holders as Participating Holders regardless of whether they are offering and selling any Registrable Securities in such offering and (2) to the extent that the aggregate amount that may be sold by the H&F Holders and the Blackstone Holders in accordance with clause (1) is less than the aggregate amount requested to be included by the H&F Holders and the Blackstone Holders, then the aggregate amount that may be sold in such offering as determined in accordance with clause (1) shall be allocated between the H&F Holders (in the aggregate) and the Blackstone Holders (in the aggregate) in accordance with their respective Allocation Percentages. The “Allocation Percentages” of (I) the H&F Holders shall equal 50%, provided that if the H&F Holders own Registrable Securities with an aggregate market value of less than $100 million (determined as of the date the relevant Demand Exercise Notice, Shelf Underwriting Request or Incidental Registration Notice, as applicable, is delivered), then the Allocation Percentage of the H&F Holders will equal the lesser of 100% and the percentage that results in the H&F Holders being able to sell in such offering all of their Registrable Securities and (II) the Allocation Percentage of the Blackstone Holders will equal 100% minus the H&F Allocation Percentage.

2.2. Incidental Registration.

(a) Right to Include Registrable Securities. If Echo at any time following the commencement of the Second Echo Sale Window proposes to register any of its equity securities under the Securities Act by registration on Form S-1 or Form S-3, or any successor or similar form(s) (except registrations (i) pursuant to Section 2.1, (ii) solely for registration of equity securities in connection with an employee benefit plan or dividend reinvestment plan on Form S-8 or any successor form thereto or (iii) in connection with any acquisition or merger on Form S-4 or any successor form thereto), whether or not for sale for its own account, it will each such time give prompt written notice to each of

Change Healthcare Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

the Holders of its intention to do so (an “Incidental Registration Notice”) and such notice shall offer the Holders of Registrable Securities the opportunity to register under such registration statement such number of Registrable Securities as each such Holder may request in writing. Upon the written request of any such Holders (which request shall specify the maximum number of Registrable Securities intended to be registered by such Holder), made as promptly as practicable and in any event within three (3) Business Days after the receipt of any such notice, Echo shall include in such registration under the Securities Act all Registrable Securities which Echo has been so requested to register by each Holder (subject to Section 2.2(c)); provided, however, that if, at any time after giving written notice of its intention to register any equity securities and prior to the effective date of the registration statement filed in connection with such registration, Echo shall determine pursuant to a Board Resolution not to register or to delay registration of such equity securities, the Company and Echo shall give written notice of such determination and its reasons therefor to the Holders and (i) in the case of a determination not to register, Echo shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but the Company shall not be relieved from any obligation to pay the Registration Expenses in connection therewith as provided for in Section 2.2(d)) and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities for the same period as the delay in registering such other securities and, in the case of each of (i) and (ii) directly above, without prejudice to the rights of the Holders to request that such registration be effected as a registration under Section 2.1. No registration effected under this Section 2.2 shall relieve Echo of its obligation to effect any registration upon request under Section 2.1.

(b) Right to Withdraw; Option to Participate in Shelf Takedowns. Any Holder shall have the right to withdraw its request for inclusion of Registrable Securities in any registration statement pursuant to this Section 2.2 at any time prior to the effective date of such registration statement by giving written notice to Echo of its request to withdraw. In the event that the Holder has requested inclusion of Registrable Securities in a shelf registration, the Holder shall have the right, but, subject to Section 2.1(j), not the obligation, to participate in any offering of Registrable Securities under such shelf registration.

(c) Priority in Incidental Registrations. If any registration pursuant to this Section 2.2 involves an underwritten offering and the managing underwriter(s) of such offering shall inform Echo in writing of its belief that the number of Registrable Securities requested to be included in such registration or offering, when added to the number of other equity securities to be offered in such registration or offering, would materially adversely affect such offering, then Echo shall include in such registration or offering, to the extent of the number and type which Echo so advised can be sold in (or during the time of) such registration or offering without so materially adversely affecting such registration or offering (the “Section 2.2 Sale Amount”): (i) all of the securities proposed by Echo to be sold for its own account; and (ii) thereafter, to the extent the Section 2.2 Sale Amount is not exceeded, the Registrable Securities requested by the Participating Holders (provided that if all of the Registrable Securities requested by the Participating Holders may not be included, the Participating Holders shall, subject to Section 2.1(k), be entitled to participate on a pro rata basis based on the aggregate number of Registrable Securities held by the Participating Holders).

Change Healthcare Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

(d) Expenses. The Company shall pay, and shall be responsible for, all Registration Expenses in connection with any registration requested or offering effected pursuant to this Section 2.2 (other than underwriting discounts and commissions payable by Participating Holders with regard to shares of Common Stock sold by such Holders), including all expenses of the delivery of all documents required under Section 2.4(a)(vi).

(e) Selection of Underwriters. The underwriters of each underwritten offering of the Registrable Securities pursuant to this Section 2.2 shall be selected by a Board Resolution.

2.3. Exchanges of Units. Immediately prior to the consummation of any sale by an MCK Member (or its Permitted Transferees) of shares of Common Stock in an offering registered pursuant to Section 2.1 or Section 2.2, Echo shall issue to such MCK Member (or its Permitted Transferee) a number of shares of Common Stock equal to the number of Units to be exchanged and sold in such offering by such MCK Member (or its Permitted Transferee) in accordance with the Exchange procedures set forth in Section 11.04(f) of the LLC Agreement.

2.4. Registration Procedures.

(a) If and whenever Echo is required to effect a registration or offering of any Registrable Securities under the Securities Act pursuant to either Section 2.1 or Section 2.2 hereof (including without limitation any offering pursuant to Section 2.1(j) or 2.2(a) hereof), Echo shall, and shall cause the Company as necessary, as expeditiously as possible, to:

(i) prepare and file with the SEC as soon as practicable a registration statement on an appropriate registration form of the SEC for the disposition of such Registrable Securities in accordance with the intended method of disposition thereof, which registration statement shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith, and thereafter use its reasonable best efforts to cause such registration statement to become effective as soon thereafter as reasonably possible and in any event within 60 days and remain effective (A) with respect to an underwritten offering, for a period of at least 180 days or until all equity interests subject to such registration statement have been sold, and (B) with respect to a shelf registration, until the earlier of (1) the sale of all Registrable Securities thereunder and (2) the third anniversary of the effective date of such shelf registration;

(ii) prepare and file with the SEC any amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement in accordance with the intended methods of disposition by the Participating Holders set forth in such registration statement for such period as provided for in Section 2.4(a)(i) above;

Change Healthcare Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

(iii) furnish, without charge, to each Participating Holder and each underwriter such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as the Participating Holders and such underwriters may request (it being understood that Echo consents to the use of such prospectus or any amendment or supplement thereto by each Participating Holder and the underwriters in connection with the offering and sale of the Registrable Securities covered by such prospectus or any amendment or supplement thereto);

(iv) use its reasonable best efforts (A) to register or qualify all Registrable Securities and other securities covered by such registration statement under such foreign or state securities or “blue sky” laws where an exemption is not available and as the Participating Holders or any managing underwriter shall request, (B) to keep such registration or qualification in effect for so long as such registration statement remains in effect, and (C) to take any and all other actions which may be necessary or advisable to enable the Participating Holders or underwriters to consummate the disposition in such jurisdictions of the securities to be sold by the Participating Holders or Echo, except that Echo shall not for any such purpose be required to qualify generally to do business as a foreign company in any jurisdiction wherein it would not, but for the requirements of this Section 2.4(a)(iv), be obligated to be so qualified;

(v) use its reasonable best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary in the opinion of counsel to Echo and counsel to the Participating Holders to consummate the disposition of such Registrable Securities;

(vi) furnish to each Participating Holder and each underwriter a signed counterpart of (A) an opinion of one or more counsel (including local counsel, if applicable) for Echo, (B) a “comfort” letter signed by the independent public accountants who have certified Echo’s or any acquired entity’s or any other financial statements included or incorporated by reference in such registration statement, in each case, addressed to each Participating Holder and each underwriter covering matters with respect to such registration statement (and the prospectus included therein) as the Participating Holders and managing underwriter(s) shall request and (C) if requested by the managing underwriter(s), a certificate executed by the Chief Financial Officer or the Chief Accounting Officer of Echo attesting to the material accuracy of any financial information not “comforted” by such independent public accountants; provided that, with respect to (B) above, if such accountants are prohibited from addressing such letters to a Participating Holder by applicable standards of the accounting profession, Echo shall cause an “agreed-upon procedures” letter to be furnished;

Change Healthcare Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

(vii) promptly notify each Participating Holder and each managing underwriter (A) when such registration statement, any pre-effective amendment, the prospectus or any prospectus supplement related thereto or post-effective amendment to such registration statement has been filed, and, with respect to such registration statement or any post-effective amendment, when the same has become effective; (B) of the receipt by Echo of any comments from the SEC or receipt of any request by the SEC for additional information with respect to any registration statement or the prospectus related thereto or any request by the SEC for amending or supplementing the registration statement and the prospectus used in connection therewith; (C) of the issuance by the SEC of any stop order suspending the effectiveness of such registration statement or the initiation of any proceedings for that purpose; (D) of the receipt by Echo of any notification with respect to the suspension of the qualification of any of the Registrable Securities for sale under the securities or “blue sky” laws of any jurisdiction or the initiation of any proceeding for such purpose; and (E) at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, in the light of the circumstances under which they were made, and in the case of this clause (E), promptly prepare and furnish, at the Company’s expense, to each Participating Holder and each managing underwriter, and file with the SEC, a number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; and (F) at any time when the representations and warranties of Echo or the Company contemplated by Section 2.5(a) or (b) hereof cease to be true and correct;

(viii) otherwise comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as practicable (and in any event within 16 months after the effective date of the registration statement), an earnings statement covering the period of at least twelve consecutive months beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder;

(ix) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration statement;

Change Healthcare Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

(x) (A) use its reasonable best efforts to cause all Registrable Securities covered by such registration statement to be listed on the principal securities exchange on which shares of Common Stock are then listed (if any), if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (B) if shares of Common Stock are not then so listed, use its reasonable best efforts to cause all such Registrable Securities to be listed on a national securities exchange in the U.S.;

(xi) deliver promptly to counsel to the Participating Holders and each underwriter, if any, participating in the offering of the Registrable Securities, copies of all correspondence between the SEC and Echo, its counsel or auditors and all memoranda relating to discussions with the SEC or its staff with respect to such registration statement;

(xii) use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of the registration statement;

(xiii) provide a CUSIP number for all Registrable Securities, no later than the effective date of the registration statement, and provide the applicable transfer agents with printed certificates (if required) for the Registrable Securities which are in a form eligible for deposit with The Depository Trust Company;

(xiv) cause its officers and employees to participate in, and to otherwise facilitate and cooperate with the preparation of the registration statement and prospectus and any amendments or supplements thereto (including participating in meetings, drafting sessions, due diligence sessions and the marketing of the Registrable Securities covered by the registration statement (including, without limitation, participation in “road shows”)), taking into account the Company’s business needs and obligations;

(xv) enter into and perform its obligations under such customary agreements (including, without limitation, customary lock-up agreements for Echo, the Company and the directors and officers of the Company and, if applicable, an underwriting agreement as provided for in Section 2.5 herein) and take such other actions as the Participating Holders or managing underwriter(s) shall request in order to expedite or facilitate the disposition of such Registrable Securities, including appointing an agent for service of process in the U.S. on customary terms;

(xvi) promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter(s) or Participating Holders request to be included therein relating to the plan of distribution with respect to such Registrable Securities; and make all required filings of such prospectus supplement or post-effective amendment as soon as practicable after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment;

Change Healthcare Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

(xvii) cooperate with each Participating Holder and each underwriter, and their respective counsel, in connection with any filings or submissions required to be made with FINRA, the New York Stock Exchange, The NASDAQ Stock Market or any other securities exchange on which such Registrable Securities are traded or will be traded;

(xviii) include in any prospectus supplement, if requested by any managing underwriter, updated financial information for Echo’s (and/or the Company’s) most recent or current quarterly period (including estimated results or ranges of results) if required for purposes of marketing the offering in the view of the managing underwriter;

(xix) promptly prior to the filing of any document that is to be incorporated by reference into the registration statement or the prospectus contained therein (after the initial filing of such registration statement), provide copies of such document to counsel for the Participating Holders and to each managing underwriter, and make Echo’s representatives available for discussion of such document and make such changes in such document concerning the Participating Holders prior to the filing thereof as counsel for such Participating Holders or underwriters may request;

(xx) furnish to each Participating Holder and each managing underwriter(s), without charge, at least one signed copy of the registration statement and any post-effective amendments thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

(xxi) cooperate with the Participating Holders and the managing underwriter(s) to facilitate the timely preparation and delivery of certificates not bearing any restrictive legends representing the Registrable Securities to be sold, and cause such Registrable Securities to be issued in such denominations and registered in such names in accordance with the underwriting agreement prior to any sale of Registrable Securities to the underwriters or, if not an underwritten offering, in accordance with the instructions of the Participating Holders at least five business days prior to any sale of Registrable Securities, and instruct any transfer agent or registrar of Registrable Securities to release any stop transfer orders in respect thereof;

(xxii) to the extent required by the rules and regulations of FINRA, retain a Qualified Independent Underwriter (as defined by FINRA), which shall be acceptable to the Majority Participating Holders; and

(xxiii) take no direct or indirect action prohibited by Regulation M under the Exchange Act; provided, however, that to the extent that any prohibition is applicable to Echo, Echo will take such action as is necessary to make any such prohibition inapplicable.

Change Healthcare Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

(b) If and whenever Echo is required to effect a registration or offering of any Registrable Securities under the Securities Act pursuant to either Section 2.1 or Section 2.2 hereof (including without limitation any offering pursuant to Section 2.1(j) or 2.2(a) hereof), the Company shall as expeditiously as possible:

(i) cooperate with Echo to prepare any financial statements of the Company or any other entity required by the Securities Act to be included in the registration statement relating to the offer of such Registrable Securities; and

(ii) use its reasonable best efforts to take any and all other actions reasonably requested by Echo which may be necessary or advisable to enable the Participating Holders or underwriters to consummate the disposition in such jurisdictions of the securities to be sold by the Participating Holders or Echo, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign company in any jurisdiction wherein it would not, but for the requirements of this Section 2.4(b)(ii), be obligated to be so qualified.

(c) Each Participating Holder agrees that, upon receipt of any notice from Echo of the happening of any event of the kind described in Section 2.4(a)(vii)(C) or (E), each Participating Holder will, to the extent appropriate, discontinue its disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until, in the case of Section 2.4(a)(vii)(E), its receipt of the copies of the supplemented or amended prospectus contemplated by Section 2.4(a)(vii)(E) and, if so directed by Echo, will deliver to Echo (at the Company’s expense) all copies, other than permanent file copies, then in its possession, of the prospectus relating to such Registrable Securities at the time of receipt of such notice. If the disposition by a Participating Holder of its securities is discontinued pursuant to the foregoing sentence, Echo shall extend the period of effectiveness of the registration statement by the number of days during the period from and including the date of the giving of such notice to and including the date when the Participating Holder shall have received copies of the supplemented or amended prospectus contemplated by Section 2.4(a)(vii)(E). If for any other reason the effectiveness of any registration statement filed pursuant to Section 2.1 or Section 2.2 is suspended or interrupted prior to the expiration of the time period regarding the maintenance of the effectiveness of such Registration Statement required by Section 2.4(a)(i) so that Registrable Securities may not be sold pursuant thereto, the applicable time period shall be extended by the number of days equal to the number of days during the period beginning with the date of such suspension or interruption to and ending with the date when the sale of Registrable Securities pursuant to such registration statement may be resumed.

(d) If any such registration statement or comparable statement under “blue sky” laws refers to any Holder by name or otherwise as the Holder of any securities of Echo, then such Holder shall have the right to require (i) the insertion therein of language, in form and substance satisfactory to such Holder and Echo, to the effect that the holding by such Holder of such securities is not to be construed as a recommendation by such Holder of the investment quality of Echo’s securities covered thereby and that such holding does not imply that such Holder will assist in meeting any future financial requirements of the Company or Echo, or (ii) in the event that such reference to such Holder by name or otherwise is not in the judgment of Echo, as advised by counsel, required by the Securities Act or any similar federal statute or any state “blue sky” or securities law then in force, the deletion of the reference to such Holder.

Change Healthcare Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

2.5. Underwritten Offerings.

(a) Demanded Underwritten Offerings. If requested by the underwriters for any underwritten offering by the Participating Holders pursuant to a registration requested or offering effected under Section 2.1 (including without limitation an offering pursuant to Section 2.1(j)), Echo and the Company shall enter into a customary underwriting agreement with the managing underwriter(s) selected in accordance with Section 2.1(e) hereto. Such underwriting agreement shall be reasonably satisfactory in form and substance to such Participating Holders and shall contain such representations and warranties by, and such other agreements on the part of, Echo and the Company and such other terms as are generally prevailing in agreements of that type, including, without limitation, customary provisions relating to indemnification and contribution which are no less favorable to the recipient than those provided in Section 2.7 hereof. Each Participating Holder shall be a party to such underwriting agreement and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, Echo or the Company to and for the benefit of such underwriters shall also be made to and for the benefit of each Participating Holder and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of each Participating Holder. No Participating Holder shall be required to make any representations or warranties to or agreements with Echo, the Company or the underwriters other than representations, warranties or agreements regarding such Participating Holder, its ownership of and title to the Registrable Securities, and its intended method of distribution; and any liability of any Participating Holder to any underwriter or other Person under such underwriting agreement shall be limited to liability arising from information provided by such Participating Holder regarding itself to the managing underwriter of such offering and shall be limited to an amount equal to the proceeds (net of expenses and underwriting discounts and commissions) that it derives from such registration.

(b) Incidental Underwritten Offerings. In the case of a registration requested or offering effected pursuant to Section 2.2 hereof, if Echo shall have determined to enter into an underwriting agreement in connection therewith, all of the Registrable Securities to be included in such registration shall be subject to such underwriting agreement. The Participating Holders may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, Echo or the Company to and for the benefit of such underwriters shall also be made to and for the benefit of the Participating Holders and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of the Participating Holders. None of the Participating Holders shall be required to make any representations or warranties to or agreements with Echo, the Company or the underwriters other than representations, warranties or agreements regarding such Participating Holder, its ownership of and title to the Registrable Securities

Change Healthcare Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

and its intended method of distribution; and any liability of any Participating Holder to any underwriter or other Person under such underwriting agreement shall be limited to liability arising from information provided by such Participating Holder regarding itself to the managing underwriter of such offering and shall be limited to an amount equal to the proceeds (net of expenses and underwriting discounts and commissions) that it derives from such registration.

(c) Participation in Underwritten Registrations. In the case of an underwritten registration pursuant to Section 2.1 or Section 2.2 hereof, as Echo may from time to time reasonably request in writing, Echo may require the Participating Holders (i) to furnish to Echo such information regarding such Participating Holders and the distribution of the Registrable Securities to enable Echo to comply with the requirements of applicable laws or regulations in connection with such registration and (ii) to complete and execute all customary questionnaires, powers of attorney, indemnitees, lock-up agreements, underwriting agreements and any other documents reasonably required under the terms of such underwriting arrangements. Echo shall not be obligated to effect the registration of any Registrable Securities of a particular Participating Holder unless such information and documents regarding such Participating Holder and the distribution of such Participating Holder’s Registrable Securities is provided to Echo.

2.6. Preparation; Reasonable Investigation. In connection with the preparation and filing of each registration statement, prospectus and prospectus supplement under the Securities Act pursuant to this Agreement, Echo (and the Company, as applicable) will give the Participating Holders, the managing underwriter(s), and their respective counsel, accountants and other representatives and agents the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the SEC, and each amendment thereof or supplement thereto or comparable statements under securities or “blue sky” laws of any jurisdiction, and give each of the foregoing parties access to its books and records, all financial and other records, pertinent corporate documents and properties of Echo and the Company and their respective subsidiaries, and such opportunities to discuss the business of the Company and Echo and their respective subsidiaries with their respective directors, officers and employees and the independent public accountants who have certified the Company’s and/or Echo’s financial statements, and supply all other information and respond to all inquiries requested by such Participating Holders, managing underwriter(s), or their respective counsel, accountants or other representatives or agents in connection with such registration statement, prospectus and prospectus supplement as shall be necessary or appropriate, in the opinion of counsel to such Participating Holder or managing underwriter(s), to conduct a reasonable investigation within the meaning of the Securities Act, and Echo shall not file any registration statement or amendment thereto or any prospectus or supplement thereto to which the Participating Holders or the managing underwriter(s) shall object.

Change Healthcare Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

2.7. Indemnification.

(a) Indemnification by the Company. The Company agrees that in the event of any registration or offering of any Registrable Securities under the Securities Act, the Company shall, and hereby does, indemnify and hold harmless, to the fullest extent permitted by law, (i) each of Echo, the Holders and their respective Affiliates, (ii) each of the Holders’ and their Affiliates’ respective direct and indirect officers, directors, successors, assigns, members, partners, shareholders, employees, advisors, representatives and agents, (iii) each other Person who participates as an underwriter or Qualified Independent Underwriter (as defined by FINRA) in the offering or sale of such securities, (iv) each Person who controls, directly or indirectly (within the meaning of the Securities Act or the Exchange Act), any of the Persons listed in clauses (i), (ii), (iii) or (iv) and (v) any representative (legal or otherwise) of any of the Persons listed in clauses (i), (ii), (iii) or (iv) (other than the Company) (collectively, the “Company Indemnitees”), from and against any losses, penalties, fines, liens, judgments, suits, claims, damages, liabilities, costs and expenses (including attorney’s fees and any amounts paid in any settlement effected in compliance with Section 2.7(e)) or liabilities, joint or several (or actions or proceedings, whether commenced or threatened, in respect thereof, and whether or not such Company Indemnitee is a party thereto) (“Losses”), to which such Company Indemnitee has become or may become subject under the Securities Act or otherwise, insofar as such Losses arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact regarding the Company or Echo for inclusion in any registration statement under which such securities were registered under the Securities Act, or any preliminary prospectus or final prospectus contained therein, any amendment or supplement thereto, or any documents incorporated by reference therein, or any related free writing prospectus, (ii) any omission or alleged omission by the Company or Echo to state a material fact regarding the Company or Echo required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation by the Company or Echo of any federal, state or common law rule or regulation applicable to the Company or Echo and relating to action required of or inaction by the Company or Echo in connection with any such registration or offering, and the Company shall reimburse such Company Indemnitee for any legal or any other fees or expenses incurred by it in connection with investigating or defending any such Loss, as incurred; provided that the Company shall not be liable to a Company Indemnitee to the extent that any such Loss arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statements, any such preliminary prospectus, final prospectus, amendment or supplement, or document incorporated by reference therein, or any related free writing prospectus, in reliance upon and in conformity with information furnished by or to the Company or Echo by or on behalf of any Company Indemnitee.

(b) Indemnification by Participating Holders. As a condition to including any Registrable Securities in any registration statement or offering, the Company shall have received an undertaking reasonably satisfactory to them from each Participating Holder so including any Registrable Securities to, severally and not jointly, to the fullest extent permitted by law, indemnify and hold harmless (i) the Company Indemnitees and (ii) any underwriters of the Registrable Securities and each person who controls such underwriters (within the meaning of the Securities Act or the Exchange Act), with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or any related free writing prospectus, but only to the extent such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished by such Participating

Change Healthcare Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

Holder to the Company or Echo that specifically states that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, amendment or supplement, or any related free writing prospectus, and such Participating Holder shall reimburse such indemnified party for any reasonable legal or any other fees or expenses reasonably incurred by them in connection with investigating or defending any such Loss; provided, however, that the liability of such indemnifying party under this Section 2.7(b) shall be limited to the amount of proceeds (net of expenses and underwriting discounts and commissions) received by such indemnifying party in the offering giving rise to such liability. Each Participating Holder shall also, severally and not jointly, indemnify and hold harmless all other prospective sellers and Participating Holders, their respective Affiliates, direct and indirect officers, directors, successors, assigns, members, partners, shareholders, employees, advisors, representatives, and agents, and each Person who controls, directly or indirectly (within the meaning of the Securities Act or the Exchange Act), any such seller or Participating Holder to the same extent as provided above with respect to indemnification of the Company Indemnitees.

(c) Notices of Claims. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in Section 2.7(a) or Section 2.7(b), such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party, give written notice to such indemnifying party of the commencement of such action or proceeding; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under Section 2.7(a) or Section 2.7(b), except to the extent that the indemnifying party is actually and materially prejudiced by such failure to give notice, and shall not relieve the indemnifying party from any liability which it may have to the indemnified party otherwise than under this Section 2.7.

(d) Defense of Claims. In case any such action or proceeding is brought against an indemnified party, except as provided for in the next sentence, the indemnifying party shall be entitled to participate therein and assume the defense thereof, jointly with any other indemnifying party, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by the indemnified party of such counsel, the indemnifying party shall not be liable to such indemnified party for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof, other than costs of investigation, and the indemnified party shall be entitled to participate in such defense at its own expense. If (i) the indemnifying party fails to notify the indemnified party in writing, within 15 days after the indemnified party has given notice of the action or proceeding, that the indemnifying party will indemnify the indemnified party from and against all Losses the indemnified party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the claim, (ii) the indemnifying party fails to provide the indemnified party with evidence acceptable to the indemnified party that the indemnifying party will have the financial resources to defend against the claim or proceeding and fulfill its indemnification obligations hereunder, (iii) the indemnifying party fails to defend diligently the action or proceeding within 10 days after receiving notice of such failure from such indemnified party; (iv) such indemnified party reasonably shall have concluded (upon advice of its counsel) that there may be one or more legal

Change Healthcare Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

defenses available to such indemnified party or other indemnified parties which are different than those available to, or not available to, the indemnifying party; or (v) if such indemnified party reasonably shall have concluded (upon advice of its counsel) that, with respect to such claims, the indemnified party and the indemnifying party may have different, conflicting, or adverse legal positions or interests then, in any such case, the indemnified party shall have the right to assume or continue its own defense and the indemnifying party shall be liable for any fees and expenses therefor.

(e) Consent to Entry of Judgment and Settlements. No indemnifying party shall be liable for any settlement of any action or proceeding effected without its written consent, which consent shall not be unreasonably withheld; provided, that, in the case where the indemnifying party shall have failed to take any of the actions listed in clauses (i), (ii) or (iii) of the last sentence of Section 2.7(d), the indemnified party shall have the right to compromise or settle such action on behalf of and for the account, expense, and risk of the indemnifying party and the indemnifying party will remain responsible for any Losses the indemnified party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the action or proceeding to the fullest extent provided in this Section 2.7. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (A) includes an unconditional release of the indemnified party from all liability arising out of such action or claim, (B) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party and (C) does not require any action other than the payment of money by the indemnifying party.

(f) Contribution. If for any reason the indemnification provided for in Sections 2.7(a), (b) or (g) is unavailable to an indemnified party or insufficient in respect of any Losses referred to therein, then, in addition to the amount paid or payable under Sections 2.7(a), (b) or (g), the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such Loss (i) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand, and the indemnified party on the other, with respect to the statements or omissions which resulted in such Loss, as well as any other relevant equitable considerations, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or if the allocation provided in this clause (ii) provides a greater amount to the indemnified party than clause (i) above, in such proportion as shall be appropriate to reflect not only the relative fault but also the relative benefits received by the indemnifying party and the indemnified party from the offering of the securities covered by such registration statement as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 2.7(f) were to be determined by pro rata allocation or by any other

Change Healthcare Inc. has requested confidential treatment of this registration statement and associated correspondence

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method of allocation that does not take into account the equitable considerations referred to in the preceding sentence of this Section 2.7(f). No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The amount paid or payable by an indemnified party as a result of the Losses referred to in Sections 2.7(a), (b) or (g) shall be deemed to include, subject to the limitations set forth in Sections 2.7(a), (b) or (g), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding anything in this Section 2.7(f) to the contrary, no Participating Holder shall be required to contribute (1) any amount in excess of the proceeds (net of expenses and underwriting discounts and commissions) received by such Participating Holder from the sale of the Registrable Securities in the offering to which the Losses of the indemnified parties relate or (2) any amount in excess of the amount of indemnification which such Participating Holder would be required to pay pursuant to this Agreement if such indemnification provision was enforceable or applicable.

(g) Other Indemnification. Indemnification and contribution similar to that specified in the preceding subsections of this Section 2.7 (with appropriate modifications) shall be given by the Company and the Participating Holders with respect to any required registration or other qualification of securities under foreign or state or “blue sky” law or regulation. The indemnification agreements contained in this Section 2.7 shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract and shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any indemnitee or other indemnified party and shall survive the transfer of any of the Registrable Securities by any such party.

(h) Indemnification Payments. The indemnification and contribution required by this Section 2.7 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or a Loss is incurred.

(i) The Company hereby acknowledges and agrees that a Company Indemnitee may have certain rights to indemnification, advancement of expenses and/or insurance provided by other sources. The Company hereby acknowledges and agrees (i) that it is the indemnitor of first resort (i.e., its obligations to a Company Indemnitee are primary and any obligation of such other sources to advance expenses or to provide indemnification for the same expenses or liabilities incurred by such Company Indemnitee are secondary) and (ii) that it shall be required to advance the full amount of expenses incurred by a Company Indemnitee and shall be liable for the full amount of all expenses, judgments, penalties, fines and amounts paid in settlement to the extent legally permitted and as required by the terms of this Agreement without regard to any rights a Company Indemnitee may have against such other sources. The Company further agrees that no advancement or payment by such other sources on behalf of a Company Indemnitee with respect to any claim for which such Company Indemnitee has sought indemnification, advancement of expenses or insurance from the Company shall affect the foregoing, and that such other sources shall have a right of contribution and/or be subrogated to the extent of such advancement or payment to all of the rights of recovery of such Company Indemnitee against the Company.

Change Healthcare Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

2.8. Limitation on Sale of Securities.

(a) For the Company and Echo and Others. If Echo receives a request for registration pursuant to an underwritten offering of Registrable Securities, or is notified of an underwritten offering of Registrable Securities, in each case pursuant to Section 2.1 or 2.2 hereof, and if such a request is being implemented or has not been withdrawn or abandoned, Echo agrees that (i) neither Echo nor the Company shall affect any public or private offer, sale, distribution or other disposition of any of its equity securities or of any security convertible into or exchangeable or exercisable for any equity security or effect any registration of any of such securities under the Securities Act (in each case, other than (x) equity incentive grants to employees pursuant to equity incentive plans, (y) as part of such registration and (z) as a registration using Form S-8 or any successor or similar form which is then in effect), whether or not for sale for its own account, during the period beginning on the date Echo and the Company receive such request until up to 180 days (90 days in any offering following a Qualified IPO) after the date of the prospectus or prospectus supplement related to the underwritten offering (or such shorter period as the managing underwriter(s) may require) and (ii) Echo shall use its reasonable best efforts (including by enforcing the Echo Shareholders’ Agreement) to cause its (and the Company’s, if different) officers and directors to enter into an agreement with the underwriters not to effect any public or private offer, sale, distribution or other disposition of equity interests, or any securities that are convertible or exchangeable or exercisable for equity interests, during the period referred to in clause (i) of this paragraph, including, without limitation, a sale pursuant to Rule 144 under the Securities Act on substantially the same terms as the Holders.

(b) For the Holders. If Echo receives a request for registration pursuant to an underwritten offering of Registrable Securities, or is notified of an underwritten offering of Registrable Securities, in each case pursuant to Section 2.1 or 2.2 hereof, and if such a request is being implemented or has not been withdrawn or abandoned, each Holder agrees that, to the extent requested in writing by the managing underwriter(s), it will not affect any public or private offer, sale, distribution or other disposition of any Registrable Securities, or any securities convertible into or exchangeable or exercisable for such Registrable Securities, including, without limitation, any sale pursuant to Rule 144 under the Securities Act, during a period of up to 180 days (90 days in any offering following a Qualified IPO) beginning on the date of the prospectus or prospectus supplement related to the underwritten offering (or such shorter period as the managing underwriter(s) may require), provided that each Holder has received the written notice required by Sections 2.1(a) and 2.2(a); and provided further, that in connection with such underwritten offering each officer and director of the Company and Echo is subject to restrictions substantially equivalent to those imposed on the Holders.

2.9. No Required Sale. Subject to Section 2.1(j), nothing in this Agreement shall be deemed to create an independent obligation on the part of any of the Holders to sell any Registrable Securities pursuant to any effective registration statement.

Change Healthcare Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

2.10. Rule 144; Rule 144A; Regulation S. Echo covenants that, at the Company’s expense, Echo will file or furnish, as applicable, the reports required to be filed by it under the Securities Act and the Exchange Act, and it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rules 144, 144A or Regulation S under the Securities Act or (ii) any similar rule or regulation hereafter adopted by the SEC. Upon the request of a Holder, Echo will promptly deliver to such Holder (i) a written statement as to whether it has complied with such requirements (and such Holder shall be entitled to rely upon the accuracy of such written statement), (ii) a copy of the most recent annual or quarterly report of Echo and (iii) such other reports and documents as such Holder may reasonably request in order to avail itself of any rule or regulation of the SEC allowing it to sell any Registrable Securities without registration.

Section 3. Subsequent Registration Rights; No Inconsistent Agreements.

3.1. Limitations on Subsequent Registration Rights.

(a) From and after the date of this Agreement until the Holders and their respective assigns shall no longer hold any Registrable Securities, without the prior written consent of the Blackstone Holders, the H&F Holders and the MCK Members, neither the Company nor Echo shall enter into an agreement that grants a holder or prospective holder of any securities of the Company or Echo demand or incidental registration rights that by their terms are not subordinate to the registration rights granted to the Holders in this Agreement. Notwithstanding the foregoing, if after the date of this Agreement the Company or Echo enters into any other agreement with respect to the registration of any of its equity securities, and the terms contained therein are more favorable to, or less restrictive on, the other party thereto than the terms and conditions contained in this Agreement (insofar as they are applicable) with respect to the Holders, then the terms of this Agreement shall immediately be deemed to have been amended without further action by the Company or Echo or the Holders so that the Holders shall be entitled to the benefit of any such more favorable or less restrictive terms or conditions.

(b) None of the Blackstone Holders, H&F Holders or MCK Members will offer or sell any Registrable Securities in any offering registered under the Securities Act except pursuant to the registration rights granted pursuant to this Agreement.

3.2. No Inconsistent Agreements. Neither the Company nor Echo will, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in Section 2 or otherwise conflicts with the provisions of Section 2, other than any customary lock-up agreement with the underwriters in connection with any offering effected hereunder, pursuant to which neither the Company nor Echo shall agree to register for sale, and the Company and Echo shall agree not to sell or otherwise dispose of, Interests or any securities convertible into or exercisable or exchangeable for equity interest, for a specified period (not to exceed 90 days) following such offering. The Company and Echo warrants that the rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with any other agreements to which the Company and Echo is a party or by which it is bound. Neither the Company nor Echo has previously entered into any agreement with respect to its securities granting any registration rights to any Person.

Change Healthcare Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

Section 4. Miscellaneous.

4.1. Term. This Agreement shall terminate upon such time as there are no Registrable Securities, provided that each of (a) the provisions of Section 2.7 and Section 2.10 and all of this Section 4 and (b) any breach of this Agreement prior to termination shall survive any such termination.

4.2. Injunctive Relief. It is hereby agreed and acknowledged that it will be impossible to measure in money the damage that would be suffered if the parties fail to comply with any of the obligations herein imposed on them and that in the event of any such failure, an aggrieved Person will be irreparably damaged and will not have an adequate remedy at law. Any such Person shall, therefore, be entitled (in addition to any other remedy to which it may be entitled in law or in equity) to injunctive relief, including specific performance, to enforce such obligations, and if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law.

4.3. Notices. Any and all notices, designations, offers, acceptances or other communications provided for herein shall be given (a) when delivered personally by hand (with written confirmation of receipt), (b) when sent by facsimile (with written confirmation of transmission), (c) when received or rejected by the addressee if sent by registered or certified mail, postage prepaid, return receipt requested, or (d) one Business Day following the day sent by overnight courier (with written confirmation of receipt):

if to the Company or Echo, to:

c/o The Blackstone Group

New York, New York 10154

Attention: John G. Finley

E-mail: [Email Address]

Facsimile: (212) 583-5749

with a copy (which shall not constitute notice) to:

Ropes & Gray LLP

The Prudential Tower

800 Boylston Street

Boston, Massachusetts 02119

Attention: R. Newcomb Stillwell

E-mail: [Email Address]

Facsimile: (617) 235 0213

c/o McKesson Corporation

Change Healthcare Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

One Post Street, 32nd Floor

San Francisco, CA 94104

Attention: Assistant General Counsel

Facsimile: (415) 983-8457

with a copy (which shall not constitute notice) to:

Davis Polk & Wardwell LLP

1600 El Camino Real

Menlo Park, CA 94025

Attention: Alan F. Denenberg

Facsimile: (650) 752-2004

if to the MCK Members, to:

McKesson Corporation

One Post Street, 32nd Floor

San Francisco, CA 94104

Attention: Assistant General Counsel

Facsimile: (415) 983-8457

with a copy (which shall not constitute notice) to:

Davis Polk & Wardwell LLP

1600 El Camino Real

Menlo Park, CA 94025

Attention: Alan F. Denenberg

Facsimile: (650) 752-2004

if to the Blackstone Holders, to:

c/o The Blackstone Group

New York, New York 10154

Attention: John G. Finley

E-mail: [Email Address]

Facsimile: (212) 583-5749

with a copy (which shall not constitute notice) to:

Ropes & Gray LLP

The Prudential Tower

800 Boylston Street

Boston, Massachusetts 02119

Attention: R. Newcomb Stillwell

E-mail: [Email Address]

Facsimile: (617) 235 0213

Change Healthcare Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

and

Ropes & Gray LLP

Three Embarcadero Center

San Francisco, CA 94111-4006

Attention: Jason Freedman

E-mail: [Email Address]

Facsimile: (415) 315-4876

if to the H&F Holders, to:

c/o Hellman & Friedman LLC

One Maritime Plaza

12th Floor

San Francisco, California 94111

Attention: Allen R. Thorpe

Arrie R. Park

Facsimile: (415) 788-0176

with a copy (which shall not constitute notice) to:

Simpson Thacher & Bartlett LLP

2475 Hanover Street

Palo Alto, California 94304

Attention: Chad A. Skinner

Facsimile: (650) 251-5002

If to any other Holder who becomes party to this agreement on or after the date hereof, to the address on the counterpart signature page to this Agreement executed by such Holder.

4.4. Amendment. Any provision of this Agreement may be amended if, and only if, such amendment is in writing and signed by both the MCK Members and the Echo Shareholders; provided, that this Section 4.4 may not be amended without the prior written consent of each of the Sponsor Holders and the MCK Members.

4.5. Successors, Assigns and Transferees. Each party may assign all or a portion of its rights hereunder to any Permitted Transferee and, prior to a Qualified IPO, to any Person that acquires Registrable Securities pursuant to the terms of the LLC Agreement.

4.6. Binding Effect. Except as otherwise provided in this Agreement, the terms and provisions of this Agreement shall be binding on and inure to the benefit of each of the parties hereto and their respective successors.

4.7. Third Parties. Nothing in this Agreement, express or implied, is intended or shall be construed to confer upon any Person not a party hereto (other than each other Person entitled to indemnity or contribution under Section 2.7) any right, remedy or claim under or by virtue of this Agreement.

Change Healthcare Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

4.8. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts entered into and performed entirely within such State.

4.9. Jurisdiction. Any claim, action, suit or proceeding (whether in contract or tort) seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be heard and determined in the Chancery Court of the State of Delaware and any state appellate court therefrom within the State of Delaware (or, if the Chancery Court of the State of Delaware declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware), and each of the parties hereto hereby consents to the exclusive jurisdiction of such courts (and of the appropriate appellate courts therefrom in any such claim, action, suit or proceeding) and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of venue of any such claim, action, suit or proceeding in any such court or that any such claim, action, suit or proceeding that is brought in any such court has been brought in an inconvenient forum. Notwithstanding the previous sentence, a party may commence any claim, action, suit or proceeding in a court other than the above-named courts solely for the purpose of enforcing an order or judgment issued by one of the above-named courts.

4.10. Waiver of Jury Trial. Subject to applicable Law, process in any such claim, action, suit or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing and subject to applicable Law, each party agrees that service of process on such party as provided in Section 4.3 shall be deemed effective service of process on such party. Nothing herein shall affect the right of any party to serve legal process in any other manner permitted by Law or at equity. WITH RESPECT TO ANY SUCH CLAIM, ACTION, SUIT OR PROCEEDING IN ANY SUCH COURT, TO THE EXTENT NO PROHIBITED BY APPLICABLE LAW THAT CANNOT BE WAIVED, EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES AND RELEASES TO EACH OF THE OTHERS ITS RIGHT TO A TRIAL BY JURY, AND AGREES THAT IT WILL NOT SEEK A TRIAL BY JURY IN ANY SUCH PROCEEDING. EACH PARTY HERETO ACKNOWLEDGES THAT IT HAS BEEN INFORMED BY THE OTHER PARTIES HERETO THAT THIS SECTION 4.10 CONSTITUTES A MATERIAL INDUCEMENT UPON WHICH THEY ARE RELYING AND WILL RELY IN ENTERING INTO THIS AGREEMENT. ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 4.10 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF EACH SUCH PARTY TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

4.11. Severability. If any portion of this Agreement shall be declared void or unenforceable by any court or administrative body of competent jurisdiction, then, so long as no party is deprived of the benefits of this Agreement in any material respect, such portion shall be deemed severable from the remainder of this Agreement, which shall continue in all respects valid and enforceable.

Change Healthcare Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

4.12. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same agreement. Copies of executed counterparts transmitted by telecopy or other electronic transmission service shall be considered original executed counterparts for purposes of this Section 4.12.

4.13. Construction. The headings and subheadings in this Agreement are included for convenience and identification only and are in no way intended to describe, interpret, define or limit the scope, extent or intent of this Agreement or any provision hereto. Definitions shall be equally applicable to both the singular and plural forms of the terms defined, and references to the masculine, feminine or neuter gender shall include each other gender. The word “including” means including without limitation. Any reference to “$” or “dollars” means United States dollars. References to a particular statute or regulation include all rules and regulations thereunder and any successor statute, rule or regulation, in each case as amended or otherwise modified from time to time. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. Any action to be taken by or any consent to be given by the “Blackstone Holders”, the “H&F Holders” or the “MCK Members”, unless otherwise specified herein, are to be taken or consented to upon the approval of the Person(s) holding a majority of the Registrable Securities beneficially owned by such group.

4.14. Entire Agreement. This Agreement is intended by the parties hereto as a final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties hereto with respect to such subject matter.

4.15. The Company Parties. The Company Parties hereby agree that each of the Company Parties will be jointly and severally liable for any payment obligations of the Company contained in this Agreement.

Change Healthcare Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.

Company:

CHANGE HEALTHCARE LLC

By:	/s/ Gregory T. Stevens
Name: Gregory T. Stevens Title: Co-President and Co-Secretary

By:	/s/ John Saia
Name: John Saia Title: Co-President and Co-Secretary

Echo:

HCIT HOLDINGS, INC.

By:	/s/ Gregory T. Stevens
Name: Gregory T. Stevens Title: President and Treasurer

The Company Parties:

CHANGE HEALTHCARE INTERMEDIATE HOLDINGS, LLC

By:	/s/ Gregory T. Stevens
Name: Gregory T. Stevens Title: Co-President and Co-Secretary

By:	/s/ John Saia
Name: John Saia Title: Co-President and Co-Secretary

[Signature Page – Registration Rights Agreement]

Change Healthcare Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

CHANGE HEALTHCARE HOLDINGS, LLC

By:	/s/ Gregory T. Stevens
Name: Gregory T. Stevens Title: Co-President and Co-Secretary

By:	/s/ John Saia
Name: John Saia Title: Co-President and Co-Secretary

CHANGE HEALTHCARE OPERATIONS, LLC

By:	/s/ Gregory T. Stevens
Name: Gregory T. Stevens Title: Secretary

CHANGE HEALTHCARE SOLUTIONS LLC

By:	/s/ Gregory T. Stevens
Name: Gregory T. Stevens Title: Secretary

CHANGE HEALTHCARE INTERMEDIATE HOLDINGS, INC.

By:	/s/ Gregory T. Stevens
Name: Gregory T. Stevens Title: General Counsel and Secretary

CHANGE HEALTHCARE HOLDINGS, INC.

By: /s/ Gregory T. Stevens
Name: Gregory T. Stevens Title: General Counsel and Secretary

CHANGE HEALTHCARE, INC.

By:	/s/ Gregory T. Stevens
Name: Gregory T. Stevens Title: General Counsel and Secretary

[Signature Page – Registration Rights Agreement]

Change Healthcare Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

CHANGE HEALTHCARE FINANCE, INC.

By:	/s/ Gregory T. Stevens
Name: Gregory T. Stevens Title: Co-President and Treasurer

By:	/s/ John Saia
Name: John Saia Title: Co-President and Secretary

MCK Members:

MCKESSON TECHNOLOGIES LLC

By:	/s/ John Saia
Name: John Saia Title: Vice President and Secretary

PST SERVICES LLC

By:	/s/ John Saia
Name: John Saia Title: Vice President and Secretary

Blackstone Holders:

BLACKSTONE CAPITAL PARTNERS VI L.P.

By: Blackstone Management Associates VI L.L.C., its general partner

By:	BMA VI L.L.C., its sole member

By:	/s/ Neil Simpkins
Name: Neil Simpkins Title: Senior Managing Director

[Signature Page – Registration Rights Agreement]

Change Healthcare Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

BLACKSTONE FAMILY INVESTMENT PARTNERSHIP VI L.P.

By: BCP VI Side-By-Side GP L.L.C., its general partner

By:	/s/ Neil Simpkins
Name: Neil Simpkins Title: Senior Managing Director

BLACKSTONE FAMILY INVESTMENT PARTNERSHIP VI - ESC L.P.

By: BCP VI Side-By-Side GP L.L.C., its general partner

By:	/s/ Neil Simpkins
Name: Neil Simpkins Title: Senior Managing Director

BLACKSTONE EAGLE PRINCIPAL TRANSACTION PARTNERS L.P.

By:	/s/ Neil Simpkins
Name: Neil Simpkins Title: Senior Managing Director

GSO COF FACILITY LLC

By: GSO Capital Partners LP, its Collateral Manager

By:	/s/ Marisa Beeney
Name: Marisa Beeney Title: Authorized Person

H&F Holders:

H&F HARRINGTON AIV II, L.P.

By: Hellman & Friedman Investors VI, L.P., its general partner

By: Hellman & Friedman LLC, its general partner

By:	/s/ P. Hunter Philbrick
Name: P. Hunter Philbrick Title: Managing Director

[Signature Page – Registration Rights Agreement]

Change Healthcare Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

HFCP VI DOMESTIC AIV, L.P.

By: Hellman & Friedman Investors VI, L.P., its general partner

By: Hellman & Friedman LLC, its general partner

By:	/s/ P. Hunter Philbrick
Name: P. Hunter Philbrick Title: Managing Director

HELLMAN & FRIEDMAN INVESTORS VI, L.P.

By: Hellman & Friedman LLC, its general partner

By:	/s/ P. Hunter Philbrick
Name: P. Hunter Philbrick Title: Managing Director

HELLMAN & FRIEDMAN CAPITAL EXECUTIVES VI, L.P.

By: Hellman & Friedman Investors VI, L.P., its general partner

By: Hellman & Friedman LLC, its general partner

By:	/s/ P. Hunter Philbrick
Name: P. Hunter Philbrick Title: Managing Director

HELLMAN & FRIEDMAN CAPITAL ASSOCIATES VI, L.P.

By: Hellman & Friedman Investors VI, L.P., its general partner

By: Hellman & Friedman LLC, its general partner

By:	/s/ P. Hunter Philbrick
Name: P. Hunter Philbrick Title: Managing Director

[Signature Page – Registration Rights Agreement]

Change Healthcare Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

MCK Members:

PF2 IP LLC

By:	/s/ John G. Saia
Name: John G. Saia Title: President

PF2 PST SERVICES, INC.

By:	/s/ John G. Saia
Name: John G. Saia Title: President

[Signature Page – Registration Rights Agreement]

Change Healthcare Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

EXHIBIT A

BLACKSTONE HOLDERS	Blackstone Capital Partners VI L.P.,
Blackstone Family Investment Partnership VI L.P.
Blackstone Family Investment Partnership VI-ESC L.P.
GSO COF Facility LLC
Blackstone Eagle Principal Transaction Partners L.P.

H&F HOLDERS	H&F Harrington AIV II, L.P.
HFCP VI Domestic AIV, L.P.
Hellman & Friedman Investors VI, L.P.
Hellman & Friedman Capital Executives VI, L.P.
Hellman & Friedman Capital Associates VI, L.P.